CXHE 2004-1

Loans with Original Balance >= $500K

Collateral Summary Report

1. Current Balance

Current Balance	Principal Balance	% of Principal Balance
450,001 - 500,000	1,000,000.00	4.46%
500,001 - 550,000	5,272,052.91	23.54
550,001 - 600,000	5,130,737.20	22.91
600,001 - 650,000	3,146,308.89	14.05
650,001 - 700,000	2,716,742.91	12.13
700,001 - 750,000	4,372,739.13	19.52
750,001 - 800,000	759,547.00	3.39
Total:	22,398,128.04	100.00%

Average: $605,354.81

Lowest: $500,000.00

Highest: $759,547.00

2. Interest Rate

Interest Rate	Principal Balance	% of Principal Balance
4.001 - 5.000	582,650.00	2.60%
5.001 - 6.000	11,119,172.47	49.64
6.001 - 7.000	7,220,375.35	32.24
7.001 - 8.000	2,461,064.09	10.99
8.001 - 9.000	500,000.00	2.23
9.001 - 10.000	514,866.13	2.30
Total:	22,398,128.04	100.00%

W.A.: 6.314%

Lowest: 5.000%

Highest: 9.200%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Loans with Original Balance >= $500K

Collateral Summary Report

3. Credit Score

Credit Score	Principal Balance	% of Principal Balance
700 - 749	2,415,137.20	10.78%
650 - 699	2,497,876.29	11.15
600 - 649	5,067,765.14	22.63
550 - 599	9,214,601.17	41.14
500 - 549	3,202,748.24	14.30
Total:	22,398,128.04	100.00%

W.A.: 606

Lowest: 507

Highest: 729

4. Loan Purpose

Loan Purpose	Principal Balance	% of Principal Balance
Cash Out Refinance	13,235,088.23	59.09%
Purchase	6,288,980.18	28.08
Rate/Term Refinance	2,874,059.63	12.83
Total:	22,398,128.04	100.00%

5. Property Type

Property Type	Principal Balance	% of Principal Balance
Single Family	17,086,218.28	76.28%
PUD	4,649,362.15	20.76
Condominium	662,547.61	2.96
Total:	22,398,128.04	100.00%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Loans with Original Balance >= $500K

Collateral Summary Report

6. State

State	Principal Balance	% of Principal Balance
California	7,361,148.55	32.87%
Connecticut	2,889,611.77	12.90
Florida	2,462,086.82	10.99
New Jersey	2,212,898.10	9.88
New York	1,895,843.94	8.46
Georgia	750,000.00	3.35
Pennsylvania	700,400.00	3.13
South Carolina	662,547.61	2.96
Maryland	644,357.89	2.88
Missouri	605,250.00	2.70
Nevada	570,983.36	2.55
Utah	570,000.00	2.54
Massachusetts	553,000.00	2.47
Virginia	520,000.00	2.32
Total:	22,398,128.04	100.00%

7. Occupancy Status

Occupancy Status	Principal Balance	% of Principal Balance
Primary Home	21,735,580.43	97.04%
Second Home	662,547.61	2.96
Total:	22,398,128.04	100.00%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Loans with Original Balance >= $500K

Collateral Summary Report

8. Documentation

Documentation	Principal Balance	% of Principal Balance
Full Documentation	18,863,674.80	84.22%
Limited Documentation	1,782,547.61	7.96
Stated Documentation	1,751,905.63	7.82
Total:	22,398,128.04	100.00%

9. Original CLTV

Original CLTV	Principal Balance	% of Principal Balance
40.1 - 50.0	540,000.00	2.41%
50.1 - 60.0	600,000.00	2.68
60.1 - 70.0	3,736,651.25	16.68
70.1 - 75.0	4,471,181.75	19.96
75.1 - 80.0	2,267,103.83	10.12
80.1 - 85.0	5,403,422.30	24.12
85.1 - 90.0	5,379,768.91	24.02
Total:	22,398,128.04	100.00%

W.A.: 77.24%

Lowest: 40.54%

Highest: 90.00%

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

CXHE 2004-1

Loans with Original Balance >= $500K

Collateral Summary Report

10. Prepayment Penalty Term

Prepayment Penalty Term	Principal Balance	% of Principal Balance
0	9,298,531.73	41.51%
12	1,285,000.00	5.74
24	4,729,180.18	21.11
36	4,266,684.97	19.05
60	2,818,731.16	12.58
Total:	22,398,128.04	100.00%

W.A.: 20 months

Lowest: 0 months

Highest: 60 months

11. Original Term

Original Term	Principal Balance	% of Principal Balance
360	22,398,128.04	100.00%
Total:	22,398,128.04	100.00%

W.A.: 360 months

Lowest: 360 months

Highest: 360 months

12. Remaining Term

Remaining Term	Principal Balance	% of Principal Balance
349 - 360	22,398,128.04	100.00%
Total:	22,398,128.04	100.00%

W.A.: 359 months

Lowest: 358 months

Highest: 360 months

Banc of America Securities

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.